Exhibit 99.1

VOTING AGREEMENT

This Voting Agreement (this “Agreement”), dated as of March 1, 2022, is entered into by and between the undersigned shareholder and director (“Shareholder”) of Prudential Bancorp, Inc., a Pennsylvania corporation (“Prudential”), and Fulton Financial Corporation, a Pennsylvania corporation (“Fulton Financial”). Fulton Financial and Shareholder are each sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background

Concurrently with the execution of this Agreement, Prudential and Fulton Financial have entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Fulton Financial and Prudential pursuant to the terms and conditions of the Merger Agreement. In order to induce Fulton Financial to enter into the Merger Agreement, the Merger Agreement provides that the directors of Prudential shall make certain representations, warranties, covenants, and agreements as set forth in this Agreement with respect to the shares of common stock, par value $0.01 per share, of Prudential (“Prudential Common Stock”) Beneficially Owned by Shareholder (excluding shares that are (i) Beneficially Owned by Shareholder and as to which Shareholder has a fiduciary duty that would be in conflict with subjecting such shares to this Voting Agreement; or (ii) as to which Shareholder has shared voting power), and set forth below Shareholder’s signature on the signature page hereto (the “Original Shares” and, together with any additional shares of Prudential Common Stock that become subject to this Agreement pursuant to Section 6 hereof, the “Shares”).

As a condition to its willingness to enter into the Merger Agreement, Fulton Financial has required that Shareholder execute and deliver this Agreement, and Shareholder has agreed to do so.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions.

For purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases, and correlative forms shall have the meanings assigned to them in this Section 1.

(a) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Securities Exchange Act of 1934, and a person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities.

(b) ”Beneficial Owner” shall mean the person who Beneficially Owns the referenced securities.

2. Representations of Shareholder. Shareholder represents and warrants to Fulton Financial that:

(a) Ownership of Shares. Shareholder: (i) is the Beneficial Owner of, and has good and marketable title to, all of the Original Shares, free and clear of any proxy, voting restriction, adverse claim, or other Liens, other than those created by this Agreement or under applicable federal or state securities laws; and (ii) has the sole voting and sole disposition power over all of the Original Shares. Except pursuant to this Agreement, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which Shareholder is a party relating to the pledge, disposition, or voting of any of the Original Shares and there are no voting trusts or voting agreements with respect to the Original Shares.

(b) Disclosure of All Shares Owned. Shareholder does not Beneficially Own any shares of Prudential Common Stock other than: (i) the Original Shares; (ii) shares Beneficially Owned by Shareholder and as to which Shareholder has a fiduciary duty that would be in conflict with subjecting such shares to this Voting Agreement; (iii) the options, warrants, restricted share awards or other rights to acquire any additional shares of Prudential Common Stock or any security exercisable for or convertible into shares of Prudential Common Stock, set forth on the signature page of this Agreement, if any (collectively, “ Equity Awards”), and (iv) shares to which Shareholder has shared voting power (which shares are not subject to the terms hereof).

(c) Power and Authority; Binding Agreement. Shareholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully Shareholder’s obligations hereunder (including the proxy described in Section 3(b) below)). This Agreement has been duly and validly executed and delivered by Shareholder and constitutes the legal, valid, and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(d) No Conflict. The execution and delivery of this Agreement by Shareholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any law applicable to Shareholder or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any Lien on any of the Shares pursuant to, any agreement or other instrument or obligation binding upon Shareholder or any of the Shares.

(e) No Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any Governmental Entity or any other Person on the part of Shareholder is required in connection with the valid execution and delivery of this Agreement. No consent of Shareholder’s spouse is necessary under any “community property” or other laws in order for Shareholder to enter into and perform its obligations under this Agreement.

(f) No Litigation. There is no action, suit, investigation, or proceeding (whether judicial, arbitral, administrative, or other) (each an “Action”) pending against, or, to the knowledge of Shareholder, threatened against or affecting, Shareholder that could reasonably be expected to materially impair or materially adversely affect the ability of Shareholder to perform Shareholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.

3. Agreement to Vote Shares; Irrevocable Proxy.

(a) Agreement to Vote and Approve. Shareholder irrevocably and unconditionally agrees during the term of this Agreement, at any annual or special meeting of Prudential called with respect to the following matters, and at every adjournment or postponement thereof, and on every action or approval by written consent or consents of Prudential shareholders with respect to any of the following matters, to vote or cause the holder of record to vote the Shares: (i) in favor of (1) the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement, and (2) any proposal to adjourn or postpone such meeting of shareholders of Prudential to a later date if there are not sufficient votes to approve the Merger; and (ii) against (1) any Acquisition Transaction or Acquisition Proposal, or any of the transactions contemplated thereby, (2) any action, proposal, transaction, or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty, or any other obligation or agreement of Prudential under the Merger Agreement or of Shareholder under this Agreement, and (3) any action, proposal, transaction, or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect, or inhibit the timely consummation of the Merger or the fulfillment of Fulton Financial’s or Prudential’s conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of Prudential (including any amendments to Prudential’s organizational documents).

(b) Irrevocable Proxy. Shareholder hereby appoints Fulton Financial and any designee of Fulton Financial, and each of them individually, until the Expiration Time (at which time this proxy shall automatically be revoked), its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Shares in accordance with Section 3(a) with respect to the matters covered thereby. Shareholder hereby revokes any and all other proxies, if any, given by Shareholder with respect to the Shares prior to the date hereof. This proxy and power of attorney is given to secure the performance of the duties of Shareholder under this Agreement. Shareholder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by Shareholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by Shareholder with respect to the Shares. The power of attorney granted by Shareholder herein is a durable power of attorney and shall survive the bankruptcy, death, or incapacity of Shareholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement upon the Expiration Time.

4. No Voting Trusts or Other Arrangement. Shareholder agrees that, during the term of this Agreement, Shareholder will not, and will not permit any entity under Shareholder’s control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares, or subject any of the Shares to any arrangement with respect to the voting of the Shares other than agreements entered into with Fulton Financial.

5. Transfer and Encumbrance. Shareholder agrees that during the term of this Agreement, Shareholder will not, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, convey any legal or Beneficial Ownership interest in or otherwise dispose of (by merger (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of law, or otherwise), or encumber (“Transfer”) any of the Shares or enter into any contract, option, or other agreement with respect to, or consent to, a Transfer of, any of the Shares or Shareholder’s voting or economic interest therein. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void. This Section 5 shall not prohibit a Transfer of the Shares by Shareholder to another shareholder of Prudential who previously had entered into a Voting Agreement with Fulton Financial or to any member of Shareholder’s immediate family, or to a trust for the benefit of Shareholder or any member of Shareholder’s immediate family, or upon the death of Shareholder, provided that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Fulton Financial, to be bound by all of the terms of this Agreement. In addition, the foregoing restrictions shall not apply to (i) the exercise of outstanding stock options in order to pay the exercise price of such options or to satisfy any withholding taxes triggered by such exercise or (ii) the withholding or sale of the minimum number of shares necessary to satisfy withholding taxes triggered by the vesting of outstanding restricted stock awards.

6. Additional Shares. Shareholder agrees that all shares of Prudential Common Stock that Shareholder purchases, acquires the right to vote, or otherwise acquires Beneficial Ownership of after the execution of this Agreement and prior to the Expiration Time shall be subject to the terms and conditions of this Agreement and shall constitute Shares for all purposes of this Agreement. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of Prudential affecting the Shares, the terms of this Agreement shall apply to the resulting securities, and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.

7. Waiver of Certain Actions.

(a) Waiver of Certain Actions. Shareholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any Action, derivative or otherwise, against Fulton Financial, Prudential, or any of their respective Subsidiaries or successors: (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Closing); or

(b) to the fullest extent permitted under applicable law, alleging a breach of any duty of the Board of Directors of Prudential or Fulton Financial in connection with the Merger Agreement, this Agreement, or the transactions contemplated thereby or hereby.

8. Termination. This Agreement shall terminate upon the earliest to occur of (the “Expiration Time”): (a) the Effective Time; (b) the date on which the Merger Agreement is terminated in accordance with its terms; and (c) the termination of this Agreement by mutual written consent of the Parties. Nothing in this Section 8 shall relieve or otherwise limit the liability of any Party for any intentional breach of this Agreement prior to such termination.

9. No Solicitation. Subject to Section 10 and except as provided hereby, Shareholder shall not, and shall use its reasonable best efforts to cause its Affiliates and representatives not to: (a) directly or indirectly solicit, seek, initiate, knowingly encourage, or knowingly facilitate any inquiries regarding, or the making of, any submission or announcement of a proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal; (b) directly or indirectly engage in, continue, or otherwise participate in any discussions or negotiations regarding, or furnish or afford access to any other Person any information in connection with or for the purpose of encouraging or facilitating, any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal; (c) enter into any agreement, agreement in principle, letter of intent, memorandum of understanding, or similar arrangement with respect to an Acquisition Proposal or Acquisition Transaction; (d) solicit proxies with respect to an Acquisition Proposal or Acquisition Transaction (other than the Merger and the Merger Agreement) or otherwise encourage or assist any Person in taking or planning any action that could reasonably be expected to compete with, restrain, or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; or (e) initiate a shareholders’ vote or action by written consent of Prudential’s shareholders with respect to an Acquisition Proposal or Acquisition Transaction. Notwithstanding the foregoing, Shareholder may (and may permit its Affiliates and its and its Affiliates’ representatives to) participate in discussions and negotiations with any Person making an Acquisition Proposal (or its representatives) with respect to such Acquisition Proposal if: (i) Prudential is engaging in discussions or negotiations with such Person in accordance with Section 5.8 of the Merger Agreement; and (ii) Shareholder’s negotiations and discussions are in conjunction with and ancillary to Prudential’s discussions and negotiations.

10. No Agreement as Director or Officer. Shareholder makes no agreement or understanding in this Agreement with regard to Shareholder’s capacity as a director or officer of Prudential or any of its subsidiaries (if Shareholder holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by Shareholder in Shareholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement; or (b) will be construed to prohibit, limit, or restrict Shareholder from exercising Shareholder’s fiduciary duties as an officer or director to Prudential, any of its subsidiaries or its shareholders.

11. Further Assurances. Shareholder agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as Fulton Financial may reasonably request to consummate and make effective the transactions contemplated by this Agreement.

12. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, Shareholder hereby authorizes Prudential or its counsel to notify Prudential’s transfer agent that there is a stop transfer order with respect to all of the Shares (and that this Agreement places limits on the voting and transfer of the Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by Prudential following the Expiration Time.

13. Specific Performance. Each Party hereto acknowledges that it will be impossible to measure in money the damage to the other Party if a Party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Party will not have an adequate remedy at law or damages. Accordingly, each Party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Party has an adequate remedy at law. Each Party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other Party’s seeking or obtaining such equitable relief.

14. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the Parties hereto with respect to the subject matter hereof and contains the entire agreement between the Parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both of the Parties hereto. No waiver of any provisions hereof by either Party shall be deemed a waiver of any other provisions hereof by such Party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such Party.

15. Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or: (a) when delivered by hand (providing proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 15):

If to Fulton Financial:

Fulton Financial Corporation

One Penn Square

Lancaster, PA 17602

Attn: Natasha Luddington, Senior Executive Vice President, Chief Legal Officer and Corporate Secretary

Email: [EMAIL ADDRESS]

With a copy (which shall not constitute the giving of notice) to:

Barley Snyder, LLC

126 East King Street

Lancaster, PA 17602

Attn: Paul G. Mattaini

Email: pmattaini@barley.com

Attn: Kimberly J. Decker

Email: kdecker@barley.com

If to Shareholder, to the mailing address or email address set forth for Shareholder on the signature page hereof.

Copy to:

[STOCKHOLDER’S COUNSEL’S NAME]

[MAILING ADDRESS]

Attention: [COUNSEL’S NAME]

Email: [EMAIL ADDRESS]

16. Miscellaneous.

(a) Governing Law. This Agreement, and all legal actions] (whether based on contract, tort, or statute) arising out of or relating to, or in connection with this Agreement or the actions of any of the Parties in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to any choice or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the Commonwealth of Pennsylvania.

(b) Submission to Jurisdiction. Each of the Parties hereto irrevocably agrees that any legal action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party hereto or its successors or assigns shall be brought and determined exclusively in the Court of Common Pleas of Lancaster, Pennsylvania and any state appellate court therefrom within the Commonwealth of Pennsylvania or, if the Court of Common Pleas of Lancaster, Pennsylvania declines to accept jurisdiction over a particular matter, any federal or state court of competent jurisdiction located in the Commonwealth of Pennsylvania. Each of the Parties hereto agrees that service of process or other papers in connection with any such legal action in the manner provided for notices in Section 15 or in such other manner as may be permitted by applicable law, will be valid and sufficient service thereof. Each of the Parties hereto hereby irrevocably submits with regard to any such legal action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the Parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any legal action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 16(b); (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise); and (iii) to the fullest extent permitted by the applicable law, any claim that (x) the suit, action, or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action, or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16(C).

(d) Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the Party incurring such cost or expense, whether or not the Merger is consummated.

(e) Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

(g) Section Headings. All section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(h) Assignment. Neither Party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other Party hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective permitted successors and assigns. Any assignment contrary to the provisions of this Section 16(h) shall be null and void.

(i) No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties and their respective successors and permitted assigns any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement as of the date first written above.

Fulton Financial Corporation

By

Name:
Title:

[SHAREHOLDER]

By

Name:

Number of Original Shares of Prudential Common Stock Beneficially Owned as of the date of this Agreement (exclusive of Shares which may be acquired upon the exercise or vesting of Equity Awards):

Number of Equity Awards Beneficially Owned as of the date of this Agreement:
Options:
Restricted Stock Awards:
Street Address:
City/State/Zip Code:
Email:

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